UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2021

GREEN THUMB INDUSTRIES INC.

(Exact name of registrant as specified in its charter}

British Columbia	000-56132	98-1437430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 West Huron Street, Suite 700

Chicago, Illinois 60654

(Address of principal executive offices including zip code)

(312) 563-5600

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

The Audit Committee (the “Committee”) of the Board of Directors of Green Thumb Industries Inc. (the “Company”) and Macias Gini and O’Connell LLP (“MGO”) mutually decided to efficiently terminate the audit relationship in accordance with British Columbia corporate law and on May 13, 2021, the Committee accepted the resignation of MGO as the Company’s independent registered public accounting firm. The reports of MGO on the Company’s financial statements for the fiscal years ended December 31, 2019 and December 31, 2020 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2019 and December 31, 2020, and in the subsequent interim period through May 13, 2021: (i) the Company has not had any disagreements with MGO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to MGO’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods; and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MGO with a copy of the foregoing disclosures and requested that MGO furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statements. A copy of MGO’s letter, dated May 13, 2021, is included herewith as Exhibit 16.1 to this Current Report on Form 8-K, indicating its agreement.

The Company deeply appreciates MGO’s service over the last several years.

(b) Engagement of New Independent Registered Public Accounting Firm

On May 13, 2021 the Committee approved the appointment, effective immediately, of Baker Tilly US, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2021, and on May 13, 2021, the Company retained Baker Tilly to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2021.

During the fiscal years ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through May 13, 2021, neither the Company, nor anyone acting on its behalf, has consulted Baker Tilly with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Baker Tilly did not provide either a written report or oral advice to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) (a) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or (b) a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1	MGO’s letter to the SEC dated May 13, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN THUMB INDUSTRIES INC.

Date: May 17, 2021	/s/ Anthony Georgiadis
Anthony Georgiadis
Chief Financial Officer